CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 10-K for the year ended September 30, 2003 (the "Report") of Tech Holding Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof, we, Patrick O. Little, President and Chief Executive Officer, and J. L. Chauvin, Vice President and Treasurer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Patrick O. Little                     /s/ J. L. Chauvin
-------------------------------------     --------------------------------------
Patrick O. Little                         J. L. Chauvin
President and Chief Executive Officer     Vice President and Treasurer
                                          (Principal Financial and Accounting
                                            Officer)

December 29, 2003